PRODUCT CATEGORY REALIGNMENT



Comparable Prior
Comparable New
Cardiac Rhythm Mgmt. (CRM)
ICD Systems ($1.6B)
ICDs
CRT-D
Pacemaker Systems ($0.9B)
Pacemakers
CRT-P
Atrial Fibrillation ($1.1B)
AF Access, Diagnostic & Ablation
Cardiovascular
Structural Heart ($0.6B)
Left Atrial Appendage Occlusion
Heart Valves
PFO Closure, Other Structural Heart
Vascular ($0.7B)
CardioMEMS
PCI Optimization
Vascular Closure
Other Vascular
Thoratec ($0.5B)
Ventricular Assist Devices
Percutaneous Heart Pumps
Traditional CRM ($1.6B)
ICDs
Pacemakers
Heart Failure ($1.5B)
Cardiac Resynchronization Therapy
Ventricular Assist Devices
CardioMEMS
Atrial Fibrillation ($1.1B)
AF Access, Diagnostic & Ablation
Left Atrial Appendage Occlusion
Cardiovascular ($1.2B)
Heart Valves
PFO Closure, Other Structural Heart
PCI Optimization
Vascular Closure
Other Vascular
Percutaneous Heart Pumps
Neuromodulation ($0.5B)
Neuromodulation ($0.5B)

ST. JUDE MEDICAL

All revenue numbers are 2015 estimated comparable reported revenue

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